EXHIBIT NO. 99.2
----------------








                              UNAUDITED PRO FORMA

                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                      FOR

                   URECOATS INDUSTRIES INC. AND SUBSIDIARIES

                                      AND

                            INFINITI PAINT CO., INC.











































                   URECOATS INDUSTRIES INC. AND SUBSIDIARIES
                         AND INFINITI PAINT CO., INC.


              INDEX TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
             FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES



                                                                         PAGE
                                                                         ----

SELECTED UNAUDITED PRO FORMA FINANCIAL DATA FOR DECEMBER 31, 2000
  AND JUNE 30, 2001 FINANCIAL STATEMENTS  . . . . . . . . . . . . . . .    3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
  AS OF DECEMBER 31, 2000 . . . . . . . . . . . . . . . . . . . . . . .    4

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 2000  . . . . . . . . . . . . . . . .    8

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA
  AS OF DECEMBER 31, 2000 . . . . . . . . . . . . . . . . . . . . . . .   10

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
  AS OF JUNE 30, 2001 . . . . . . . . . . . . . . . . . . . . . . . . .   11

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
  FOR THE SIX MONTHS ENDED JUNE 30, 2001  . . . . . . . . . . . . . . .   15

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA
  AS OF JUNE 30, 2001 . . . . . . . . . . . . . . . . . . . . . . . . .   17




   All schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions or are not applicable, and therefore have been omitted.

                  SELECTED UNAUDITED PRO FORMA FINANCIAL DATA
                    FOR DECEMBER 31, 2000 AND JUNE 30, 2001
                              FINANCIAL STATEMENTS


     Our unaudited pro forma condensed consolidated balanced sheet as of December 31, 2000 and June 30, 2001 gives effect to the purchase of Infiniti Paint Co., Inc. ("Infiniti") as if it had occurred on December 31, 2001. The Infiniti purchase transaction was closed on September 4, 2001 for approximately $1.55 million payable in stock and cash. Our unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2000 and six month period ended June 30, 2001 gives effect to the acquisition by Urecoats Industries, Inc. ("Urecoats") of Infiniti as if it had occurred December 31, 2000. The column headed "Infiniti" in the Unaudited Pro Forma Condensed Consolidated Statement of Operations gives effect to the revenues and expenses of the acquisition for the periods being reported, and was not included in our historical financial statements. Infiniti was acquired effective September 1, 2001. The purchase was accounted for by Urecoats using the purchase method of accounting.

     The following unaudited pro forma financial data have been included as required by the rules of the Securities and Exchange Commission and are provided for comparative purposes only. The unaudited pro forma financial data presented are based upon the historical consolidated financial statements and the historical statements of revenues and direct operating expenses of Urecoats and Infiniti and should be read in conjunction with such financial statements and related notes thereto included in this report.

     The pro forma financial data are based upon assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed consolidated financial statements, and the actual recording of the transactions could differ. The unaudited pro forma financial data are not necessarily indicative of the financial results that would have occurred had the purchase been effective on and as of the date indicated and should not be viewed as indicative of operations in future periods.

                            URECOATS INDUSTRIES INC.
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 2000


                                     ASSETS
                                     ------


                                          URECOATS          INFINITI
                                       INDUSTRIES INC.   PAINT CO., INC.
                                       ---------------   ---------------

CURRENT ASSETS:
Cash                                   $       16,998    $        5,216
Accounts and Loans Receivable                  22,312           345,579
Inventory                                           -           131,769
Prepaid Expenses                               82,503             8,091
Due From Related Parties                            -            20,000
                                       ---------------   ---------------
TOTAL CURRENT ASSETS                          121,813           510,655

PROPERTY AND EQUIPMENT, NET                   951,452            37,730

OTHER ASSETS:
Intangibles, Net                            1,051,564                 -
Due From Related Parties                            -            52,097
Deposits                                       24,476             2,275
                                       ---------------   ---------------
TOTAL OTHER ASSETS                          1,076,040            54,372
                                       ---------------   ---------------
TOTAL ASSETS                           $    2,149,305    $      602,757
                                       ===============   ===============


















                      SEE ACCOMPANYING NOTES TO UNAUDITED
                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

                            URECOATS INDUSTRIES INC.
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 2000


                                    ASSETS
                                    ------
                                  (CONTINUED)


                                                PRO FORMA         PRO FORMA
                                               ADJUSTMENTS      CONSOLIDATED
                                             ---------------   ---------------
CURRENT ASSETS:
Cash                                         $            -    $       22,214
Accounts and Loans Receivable                             -           367,891
Inventory                                                 -           131,769
Prepaid Expenses                                          -            90,594
Due From Related Parties                                  -            20,000
                                             ---------------   ---------------
TOTAL CURRENT ASSETS                                      -           632,468

PROPERTY AND EQUIPMENT, NET                               -           989,182
                                             ---------------   ---------------

OTHER ASSETS:
Intangibles, Net                                  1,553,759 {a}     2,605,323
Due From Related Parties                            (52,097){b}             0
Deposits                                                  -            26,751
                                             ---------------   ---------------
TOTAL OTHER ASSETS                                1,501,662         2,632,074
                                             ---------------   ---------------
TOTAL ASSETS                                 $    1,501,662    $    4,253,724
                                             ===============   ===============

















                      SEE ACCOMPANYING NOTES TO UNAUDITED
                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

                            URECOATS INDUSTRIES INC.
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 2000
                                  (CONTINUED)

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                ----------------------------------------------

                                                URECOATS          INFINITI
                                             INDUSTRIES INC.   PAINT CO., INC.
                                             ---------------   ---------------
CURRENT LIABILITIES:
Current Maturities of Long Term Debt                130,334            29,015
Accounts Payable and Accrued Expenses               589,999           380,269
Loans Payable                                         5,880           148,227
                                             ---------------   ---------------
TOTAL CURRENT LIABILITIES                           726,213           557,511
                                             ---------------   ---------------
LONG-TERM DEBT                                      131,920            43,005
CAPITALIZED LEASE, LONG TERM                          5,454                 -
DUE TO RELATED PARTIES                            2,507,000                 -
DEFERRED INCOME                                      50,000                 -
                                             ---------------   ---------------
TOTAL LIABILITIES                                 3,420,587           600,516
                                             ---------------   ---------------
COMMITMENTS AND CONTINGENCIES                       670,939                 -
                                             ---------------   ---------------
STOCKHOLDERS' EQUITY (DEFICIT):
Preferred Stock, $1.00 Par Value, 2,000,000
Shares Authorized, of which Series A
Convertible, 750,000 Shares Authorized;
Issued & Outstanding, 62,500 Shares
Unconverted (Less Offering Costs of $7,465)          55,035                 -
Common Stock $.01 Par Value, 140,000,000
Shares Authorized; 100,891,969 Shares Issued
& Outstanding                                       993,420                 -
Common Stock $.0001 Par Value, 10,000,000
Shares Authorized; 1,000 Shares Issued &
Outstanding                                               -                 1
Additional Paid-In-Capital                       21,776,138               999
Accumulated (Deficit) -
  Discontinued Operations                       (13,770,488)                -
Accumulated Earnings (Deficit) -
  Continuing Operations {e}                     (10,996,326)            1,241
                                             ---------------   ---------------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)             (1,942,221)            2,241
                                             ---------------   ---------------
TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)                             $    2,149,305    $      602,757
                                             ===============   ===============

                      SEE ACCOMPANYING NOTES TO UNAUDITED
                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

                            URECOATS INDUSTRIES INC.
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 2000

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                ----------------------------------------------
                                  (CONTINUED)
                                                PRO FORMA         PRO FORMA
                                               ADJUSTMENTS      CONSOLIDATED
                                             ---------------   ---------------
CURRENT LIABILITIES:
Current Maturities of Long Term Debt                      -           159,349
Accounts Payable and Accrued Expenses                     -           970,268
Loans Payable                                             -           154,107
                                             ---------------   ---------------
TOTAL CURRENT LIABILITIES                                 -         1,283,724
                                             ---------------   ---------------

LONG-TERM DEBT                                            -           174,925

CAPITALIZED LEASE, LONG TERM                              -             5,454

DUE TO RELATED PARTIES                              728,903 {c}     3,235,903

DEFERRED INCOME                                           -            50,000
                                             ---------------   ---------------
TOTAL LIABILITIES                                   728,903         4,750,006
                                             ---------------   ---------------
COMMITMENTS AND CONTINGENCIES                             -           670,939
                                             ---------------   ---------------
STOCKHOLDERS' EQUITY (DEFICIT):
Preferred Stock, $1.00 Par Value, 2,000,000
Shares Authorized, of which Series A
Convertible, 750,000 Shares Authorized;
Issued & Outstanding, 62,500 Shares
Unconverted (Less Offering Costs of $7,465)               -            55,035
Common Stock $.01 Par Value, 140,000,000
Shares Authorized; 100,891,969 Shares Issued
& Outstanding                                        15,500 {d}     1,008,920
Common Stock $.0001 Par Value, 10,000,000
Shares Authorized; 1,000 Shares Issued &
Outstanding                                              (1)                0
Additional Paid-In-Capital                          758,501 {d}    22,535,638
Accumulated (Deficit) -
  Discontinued Operations                                 -       (13,770,488)
Accumulated Earnings (Deficit) -
  Continuing Operations {e}                          (1,241)      (10,996,326)
                                             ---------------   ---------------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                772,759        (1,167,221)
                                             ---------------   ---------------
TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)                             $    1,501,662    $    4,253,724
                                             ===============   ===============

                      SEE ACCOMPANYING NOTES TO UNAUDITED
                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA
                                     Page 7

                            URECOATS INDUSTRIES INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                              URECOATS          INFINITI
                                           INDUSTRIES INC.   PAINT CO., INC.
                                           ---------------   ---------------
REVENUES                                   $            -    $    2,350,321
                                           ---------------   ---------------
COSTS AND EXPENSES:
Cost of Sales                                           -         1,608,962
Selling, General and Administrative             1,465,948           683,543
Professional Fees                                 154,049                 -
Depreciation and Amortization                     261,435             9,505
Research and Development                        1,217,012                 -
Consulting Fees                                 1,108,888                 -
Loss on Disposal of Assets                         74,066                 -
                                           ---------------   ---------------
TOTAL COSTS AND EXPENSES                        4,281,398         2,302,010
                                           ---------------   ---------------
NET INCOME(LOSS)FROM CONTINUING
 OPERATIONS {e}                                (4,281,398)           48,311

(LOSS) FROM DISCONTINUED OPERATIONS              (239,956)                -
                                           ---------------   ---------------
NET INCOME(LOSS) BEFORE PROVISION FOR
 INCOME TAXES                              $   (4,521,354)   $       48,311
PROVISION FOR INCOME TAXES                              -                 -
                                           ---------------   ---------------
NET INCOME(LOSS)                               (4,521,354)           48,311
                                           ===============   ===============
NET (LOSS) PER COMMON SHARE
Basic
Continuing Operations {e}                  $       (0.045)
Discontinued Operations                            (0.002)
                                           ---------------
TOTAL                                      $       (0.047)

WEIGHTED AVERAGE SHARES OUTSTANDING           96,045,094
                                           ---------------

NET (LOSS) PER COMMON SHARE
Dilutive
Continuing Operations {e}                  $       (0.044)
Discontinued Operations                            (0.002)
                                           ---------------
TOTAL                                      $       (0.046)

WEIGHTED AVERAGE SHARES OUTSTANDING           97,788,594
                                           ---------------

                      SEE ACCOMPANYING NOTES TO UNAUDITED
                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

                            URECOATS INDUSTRIES INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                              PRO FORMA         PRO FORMA
                                             ADJUSTMENTS      CONSOLIDATED
                                           ---------------   ---------------
REVENUES                                   $            -    $    2,350,321
                                           ---------------   ---------------
COSTS AND EXPENSES:
Cost of Sales                                           -         1,608,962
Selling, General and Administrative                     -         2,149,491
Professional Fees                                       -           154,049
Depreciation and Amortization                           -           270,940
Research and Development                                -         1,217,012
Consulting Fees                                         -         1,108,888
Loss on Disposal of Assets                              -            74,066
                                           ---------------   ---------------
TOTAL COSTS AND EXPENSES                                -         6,583,408
                                           ---------------   ---------------
NET INCOME(LOSS)FROM CONTINUING
  OPERATIONS {e}                                        -        (4,233,087)

(LOSS) FROM DISCONTINUED OPERATIONS                     -          (239,956)
                                           ---------------   ---------------
NET INCOME(LOSS) BEFORE PROVISION FOR
 INCOME TAXES                              $            -    $   (4,473,043)
PROVISION FOR INCOME TAXES                              -                 -
                                           ---------------   ---------------
NET INCOME(LOSS)                                        -        (4,473,043)
                                           ===============   ===============
NET (LOSS) PER COMMON SHARE
Basic
Continuing Operations {e}                                    $       (0.044)
Discontinued Operations                                              (0.002)
                                                             ---------------
TOTAL                                                        $       (0.046)

WEIGHTED AVERAGE SHARES OUTSTANDING                             97,595,094
                                                             ---------------

NET (LOSS) PER COMMON SHARE
Dilutive
Continuing Operations {e}                                    $       (0.043)
Discontinued Operations                                              (0.002)
                                                             ---------------
TOTAL                                                        $       (0.045)

WEIGHTED AVERAGE SHARES OUTSTANDING                             99,338,594
                                                             ---------------

                      SEE ACCOMPANYING NOTES TO UNAUDITED
                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA
                            AS OF DECEMBER 31, 2000

     The unaudited pro forma financial data as of December 31, 2000 has been prepared to give effect to the acquisition by Urecoats of Infiniti. The column headed "Infiniti" in the Unaudited Pro Forma Condensed Consolidated Statement of Operations gives effect to the revenues and direct operating expenses of the acquisition for the period, they were not included in our historical financial statements. The unaudited pro forma condensed consolidated statements are not necessarily indicative of the results of our future operations.

       {a} The estimated purchase price and preliminary adjustments to historical book value of Infiniti Paint Co., Inc. as a result of the Infiniti Transaction are as follows:

            Purchase price:

              Estimated value of cash and common stock issued    $ 1,550,000
              Book value of net assets acquired                        2,241
                                                                 -----------
              Purchase price in excess of net assets acquired      1,547,759
              Capitalized acquisition costs                            6,000
                                                                 -----------
              Total Estimated Goodwill                             1,553,759
                                                                 ===========

       {b} Represents the repayment of advances to stockholders. This amount was offset against the acquisition as described in note {a} above.

       {c} This amount represents the cash portion of the purchase price and additional acquisition costs which a related party provided.

       {d} Represents 1,550,000 restricted shares of common stock issued at $.01 par value per share which the parties agreed had a per share market value of $.50 per share.

       {e} Items described herein as "Continuing Operations" for Urecoats Industries Inc. were previously reported as "Development Stage Operations". Urecoats exited the development stage, effective January 1, 2001. In addition, the results of Infiniti are more accurately classified as Continuing Operations.

                            URECOATS INDUSTRIES INC.
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 2001


                                     ASSETS
                                     ------


                                          URECOATS          INFINITI
                                       INDUSTRIES INC.   PAINT CO., INC.
                                       ---------------   ---------------

CURRENT ASSETS:
Cash                                   $      127,409    $        8,013
Accounts and Loans Receivable                 308,864           334,277
Inventory                                      35,913           126,343
Prepaid Expenses                               44,732             2,273
                                       ---------------   ---------------
TOTAL CURRENT ASSETS                          516,918           470,906

PROPERTY AND EQUIPMENT, NET                 1,330,282            33,361

OTHER ASSETS:
Intangibles, Net                            1,116,607                 -
Due From Related Parties                            -            52,097
Deposits                                       25,415             2,275
                                       ---------------   ---------------
TOTAL OTHER ASSETS                          1,142,022            54,372
                                       ---------------   ---------------
TOTAL ASSETS                           $    2,989,222    $      558,639
                                       ===============   ===============



















                      SEE ACCOMPANYING NOTES TO UNAUDITED
                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

                            URECOATS INDUSTRIES INC.
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 2001

                                    ASSETS
                                    ------
                                  (CONTINUED)


                                                PRO FORMA         PRO FORMA
                                               ADJUSTMENTS      CONSOLIDATED
                                             ---------------   ---------------
CURRENT ASSETS:
Cash                                         $            -    $      135,422
Accounts and Loans Receivable                             -           643,141
Inventory                                                 -           162,256
Prepaid Expenses                                          -            47,005
                                             ---------------   ---------------
TOTAL CURRENT ASSETS                                      -           987,824

PROPERTY AND EQUIPMENT, NET                               -         1,363,643

OTHER ASSETS:
Intangibles, Net                                  1,534,309 {a}     2,650,916
Due From Related Parties                            (52,097){b}             0
Deposits                                                  -            27,690
                                             ---------------   ---------------
TOTAL OTHER ASSETS                                1,482,212         2,678,606
                                             ---------------   ---------------
TOTAL ASSETS                                 $    1,482,212    $    5,030,073
                                             ===============   ===============



















                      SEE ACCOMPANYING NOTES TO UNAUDITED
                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

                            URECOATS INDUSTRIES INC.
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 2001
                                  (CONTINUED)

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                ----------------------------------------------

                                                URECOATS          INFINITI
                                             INDUSTRIES INC.   PAINT CO., INC.
                                             ---------------   ---------------
CURRENT LIABILITIES:
Current Maturities of Long Term Debt                213,063            28,346
Accounts Payable and Accrued Expenses             1,149,204           388,317
Loans Payable                                         5,880           168,702
                                             ---------------   ---------------
TOTAL CURRENT LIABILITIES                         1,368,147           585,365
                                             ---------------   ---------------
LONG-TERM DEBT                                      257,740            29,167
CAPITALIZED LEASE, LONG TERM                          3,698                 -
DUE TO RELATED PARTIES                                    0                 -
DEFERRED INCOME                                      50,000                 -
                                             ---------------   ---------------
TOTAL LIABILITIES                                 1,679,585           614,532
                                             ---------------   ---------------
COMMITMENTS AND CONTINGENCIES                       673,939                 -
                                             ---------------   ---------------
STOCKHOLDERS' EQUITY (DEFICIT):
Preferred Stock, $1.00 Par Value, 2,000,000
Shares Authorized, of which Series A
Convertible, 750,000 Shares Authorized;
Issued & Outstanding, 62,500 Shares
Unconverted (Less Offering Costs of $7,465)          55,035                 -
Common Stock $.01 Par Value, 140,000,000
Shares Authorized; 113,309,105 Shares Issued
& Outstanding                                     1,117,591                 -
Common Stock $.0001 Par Value, 10,000,000
Shares Authorized; 1,000 Shares Issued &
Outstanding                                               -                 1
Additional Paid-In-Capital                       27,104,616               999
Accumulated (Deficit)-Continuing Operations     (14,023,031)          (56,893)
Accumulated (Deficit)-Discontinued Operations   (13,618,513)                -
                                             ---------------   ---------------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                635,698           (55,893)
                                             ---------------   ---------------
TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)                             $    2,989,222    $      558,639
                                             ===============   ===============



                      SEE ACCOMPANYING NOTES TO UNAUDITED
                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

                            URECOATS INDUSTRIES INC.
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 2001

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                ----------------------------------------------
                                  (CONTINUED)

                                                PRO FORMA         PRO FORMA
                                               ADJUSTMENTS      CONSOLIDATED
                                             ---------------   ---------------
CURRENT LIABILITIES:
Current Maturities of Long Term Debt                      -           241,409
Accounts Payable and Accrued Expenses                     -         1,537,521
Loans Payable                                             -           174,582
                                             ---------------   ---------------
TOTAL CURRENT LIABILITIES                                 -         1,953,512
                                             ---------------   ---------------

LONG-TERM DEBT                                            -           286,907

CAPITALIZED LEASE, LONG TERM                              -             3,698

DUE TO RELATED PARTIES                              728,903           728,903

DEFERRED INCOME                                           -            50,000
                                             ---------------   ---------------
TOTAL LIABILITIES                                   728,903 {c}     3,023,020
                                             ---------------   ---------------
COMMITMENTS AND CONTINGENCIES                             -           673,939
                                             ---------------   ---------------
STOCKHOLDERS' EQUITY (DEFICIT):
Preferred Stock, $1.00 Par Value, 2,000,000
Shares Authorized, of which Series A
Convertible, 750,000 Shares Authorized;
Issued & Outstanding, 62,500 Shares
Unconverted (Less Offering Costs of $7,465)               -            55,035
Common Stock $.01 Par Value, 140,000,000
Shares Authorized; 113,309,105 Shares Issued
& Outstanding                                        15,500 {d}     1,133,091
Common Stock $.0001 Par Value, 10,000,000
Shares Authorized; 1,000 Shares Issued &
Outstanding                                              (1)                -
Additional Paid-In-Capital                          758,501 {d}    27,864,116
Accumulated(Deficit)-Continuing Operations          (20,691)      (14,100,615)
Accumulated(Deficit)-Discontinued Operations              -       (13,618,513)
                                             ---------------   ---------------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                753,309         1,333,114
                                             ---------------   ---------------
TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)                             $    1,482,212    $    5,030,073
                                             ===============   ===============

                      SEE ACCOMPANYING NOTES TO UNAUDITED
                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

                            URECOATS INDUSTRIES INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001


                                              URECOATS          INFINITI
                                           INDUSTRIES INC.   PAINT CO., INC.
                                           ---------------   ---------------
REVENUES                                   $      733,830    $    1,128,519
                                           ---------------   ---------------
COSTS AND EXPENSES:
Cost of Sales                                   1,096,447           788,436
Selling, General and Administrative             1,515,633           392,859
Professional Fees                                 154,007                 -
Depreciation and Amortization                     194,698             5,358
Research and Development                          688,010                 -
Consulting Fees                                   111,740                 -
                                           ---------------   ---------------
TOTAL COSTS AND EXPENSES                        3,760,535         1,186,653
                                           ---------------   ---------------
NET(LOSS)FROM CONTINUING OPERATIONS            (3,026,705)          (58,134)

INCOME(LOSS) FROM DISCONTINUED OPERATIONS         151,975                 0
                                           ---------------   ---------------
NET (LOSS)                                 $   (2,874,730)   $      (58,134)
                                           ===============   ===============

NET INCOME(LOSS) PER COMMON SHARE
Basic
Continuing Operations                      $       (0.030)
Discontinued Operations                             0.002
                                           ---------------
TOTAL                                      $       (0.028)

WEIGHTED AVERAGE SHARES OUTSTANDING          105,550,537
                                           ---------------

NET INCOME(LOSS) PER COMMON SHARE
Diluted
Continuing Operations                      $       (0.030)
Discontinued Operations                             0.001
                                           ---------------
TOTAL                                      $       (0.029)

WEIGHTED AVERAGE SHARES OUTSTANDING          107,058,303
                                           ---------------





                      SEE ACCOMPANYING NOTES TO UNAUDITED
                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

                            URECOATS INDUSTRIES INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                  (CONTINUED)


                                              PRO FORMA         PRO FORMA
                                             ADJUSTMENTS      CONSOLIDATED
                                           ---------------   ---------------
REVENUES                                   $            -    $    1,862,349
                                           ---------------   ---------------
COSTS AND EXPENSES:
Cost of Sales                                           -         1,884,883
Selling, General and Administrative                     -         1,908,492
Professional Fees                                       -           154,007
Depreciation and Amortization                      19,450           219,506
Research and Development                                -           688,010
Consulting Fees                                         -           111,740
                                           ---------------   ---------------
TOTAL COSTS AND EXPENSES                           19,450         4,966,638
                                           ---------------   ---------------
NET(LOSS)FROM CONTINUING OPERATIONS               (19,450)       (3,104,289)

INCOME(LOSS) FROM DISCONTINUED OPERATIONS               -           151,975
                                           ---------------   ---------------
NET (LOSS)                                 $      (19,450)   $   (2,952,314)
                                           ===============   ===============

NET INCOME(LOSS) PER COMMON SHARE
Basic
Continuing Operations                                        $       (0.030)
Discontinued Operations                                               0.002
                                           ---------------   ---------------
TOTAL                                                                (0.028)

WEIGHTED AVERAGE SHARES OUTSTANDING                            107,100,537
                                           ---------------   ---------------

NET INCOME(LOSS) PER COMMON SHARE
Diluted
Continuing Operations                                        $       (0.030)
Discontinued Operations                                               0.001
                                           ---------------   ---------------
TOTAL                                                                (0.029)

WEIGHTED AVERAGE SHARES OUTSTANDING                             108,608,303
                                           ---------------   ---------------





                      SEE ACCOMPANYING NOTES TO UNAUDITED
                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA
                               AS OF JUNE 30, 2001

     The unaudited pro forma financial data as of June 30, 2001 has been prepared to give effect to the acquisition by Urecoats of Infiniti. The column headed "Infiniti" in the Unaudited Pro Forma Condensed Consolidated Statement of Operations gives effect to the revenues and direct operating expenses of the acquisition for the period, they were not included in our historical financial statements. The unaudited pro forma condensed consolidated statements are not necessarily indicative of the results of our future operations.

       {a} The estimated purchase price and preliminary adjustments to historical book value of Infiniti Paint Co., Inc. as a result of the Infiniti Transaction are as follows:

            Purchase price:

              Estimated value of cash and common stock issued    $ 1,550,000
              Book value of net assets acquired                        2,241
                                                                 -----------
              Purchase price in excess of net assets acquired      1,547,759
              Capitalized acquisition costs                            6,000
                                                                 -----------
              Total Estimated Goodwill @ 12/31/00                  1,553,759
              Less: Goodwill Amortization                             19,450
                                                                 -----------
              Net Estimated Goodwill @ 6/30/01                   $ 1,534,309
                                                                 ===========

       {b} Represents the repayment of advances to stockholders. This amount was offset against the acquisition as described in note {a} above.

       {c} This amount represents the cash portion of the purchase price and additional acquisition costs which a related party provided.

       {d} Represents 1,550,000 restricted shares of common stock issued at $.01 par value per share which the parties agreed had a per share market value of $.50 per share.
















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